Exhibit 99.1

Safe Harbor

With the exception of historical information, certain matters disclosed in this presentation are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties are described in the filings of SunEdison, Inc. (“SunEdison”) and TerraForm Power, Inc. (“TerraForm” and, together with SunEdison, the “Companies”) with the Securities and Exchange Commission (SEC), including SunEdison Inc.’s most recent report on Form 10-K, TerraForm Power, Inc.’s registration statement for its recent public equity offering, and each Company’s reports on Forms 10-Q and 8-K, in addition to the risks and uncertainties described on page 3 of this presentation. These forward-looking statements represent the Companies’ judgment as of the date of this presentation and the Companies disclaim any intent or obligation to update these forward-looking statements, except as otherwise required by law.

This presentation also includes non-GAAP financial measures. You can find a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the appendix to this presentation.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including the timing of the completion of the First Wind acquisition, and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Certain matters discussed in this presentation and conference call are forward-looking statements. The forward-looking statements contained in this presentation represent the SunEdison and TerraForm’s judgment as of the date of this presentation and are based on current expectations and assumptions. Although SunEdison and TerraForm believe that their expectations and assumptions are reasonable, they can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others: the failure of counterparties to fulfill their obligations under off-take agreements; price fluctuations, termination provisions and buyout provisions in offtake agreements; TeraForm’s ability to enter into contracts to sell power on acceptable terms as offtake agreements expire; delays or unexpected costs during the completion of projects under construction; TerraForm’s ability to successfully identify, evaluate and consummate acquisitions from SunEdison, Inc. or third parties, including the acquisition of the First Wind wind generating projects from Sellers and to integrate such assets; government regulation; operating and financial restrictions under agreements governing indebtedness; SunEdison and TerraForm’s ability to borrow additional funds and access capital markets; SunEdison and TerraForm’s ability to compete against traditional and renewable energy companies; hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages, and TerraForm’s ability to operate its business efficiently and enter into new business segments or new geographies. Furthermore, any dividends are subject to available capital, market conditions and compliance with associated laws and regulations and other matters that our board of directors deem relevant. SunEdison and TerraForm undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. The foregoing review of factors that could cause SunEdison and TerraForm’s actual results to differ materially from those contemplated in the forward-looking statements included in this report should be considered in connection with information regarding risks and uncertainties that may affect SunEdison and TerraForm’s future results included in SunEdison and TerraForm’s filings with the Securities and Exchange Commission available at www.sec.gov.

Transaction Summary

($M unless otherwise noted)

Sources of Funds

HY Notes Offering	$800.0
PIPE Offering (Completed) ✓	350.0
Public Equity Offering (Completed) ✓	352.0
Total Funded Sources	**$1,502.0**
Undrawn Revolver	**$550.0**

Uses of Funds

First Wind Consideration	$862.0
Refinance Term Loan	573.5
Fees, Expenses and Other	66.5
Total Funded Uses	**$1,502.0**
Letter of Credit Postings	**$75.0**

Pro Forma Capitalization

($M)	Pro Forma for First Wind
Cash and restricted cash	$346.0
Total available liquidity[1]	821.0
Long-term debt (including current portion):	
Revolver	-
Term Loan	-
Non-recourse project-level debt[2]	883.7
Senior Notes	800.0
Total long-term debt (including current portion)	1,683.7
Market Capitalization ($M)[3]	3,657.0
Total Capitalization ($M)	5,340.7
2015 Run-Rate Adjusted EBITDA[4]	326.3
2015 Run-Rate CFADS[5]	219.4
Holdco Net Debt / 2015 Run-Rate CFADS[6]	**3.1x**
Total Net Debt / 2015 Run-Rate Adjusted EBITDA[6]	**4.8x**
Total Debt / Total Capitalization	**32%**

1. Total available liquidity includes $550M of undrawn revolver less $75M of letter of credit requirements.
2. For a reconciliation of non-recourse project-level indebtedness, please refer to page 40 of this presentation.
3. Market capitalization as of 01/15/2015 close.
4. 2015 Run-Rate Adjusted EBITDA based on TerraForm's current portfolio, pro forma for the acquisition of First Wind. Run-rate Adjusted EBITDA differs from the 2015E guidance of $360M as it excludes the impact of future 2015 drops.
5. 2015 Run-Rate CFADS does not include the impact of future 2015 drops.
6. Net debt figures calculated using $130M of Holdco cash on hand.

TerraForm POWER a SunEdison company

6

USA: Mt. Signal 266 MW

Section 1: Company Overview

TerraForm Power Overview

TerraForm Power (NASDAQ: TERP / Market Cap: $3.7B) is a dividend-oriented growth company that owns and operates a high quality portfolio of 1.5 GW of contracted power generation assets(1)

42 solar and wind portfolios across 409 individual project sites located in the US,

Canada, the UK and Chile

16-year weighted average contract life as of September 30, 2014, substantially all with creditworthy counterparties

Conservatively capitalized at 3.1x HoldCo Net Debt / 2015 Run-Rate CFADS

Assets have a consistent, highly predictable cash flow profile, with ~75% of CFADS expected to be derived from unlevered projects

2015 run-rate: Adjusted EBITDA of $326M and CFADS of $219M

Full year 2015 guidance: Adjusted EBITDA of $360M and CFADS of $248M(2)(3)

Increased Adjusted EBITDA and CFADS since IPO by 69% and 94% respectively

Visibility to growth

10.7 GW of expected power plants from our sponsor(4)

Proprietary M&A pipeline, demonstrated capabilities and track record

Note: Market data as of 01/15/2015.

1. Pro forma for the First Wind acquisition. Throughout this presentation, the term “MW” represents MW -ac for wind assets and MW-dc for solar assets.

2. 2015E Adjusted EBITDA guidance includes impact of future drop downs and excludes any incremental financing associated with the remaining 2015 drop downs. For a reconciliation of 2015E Adjusted EBITDA please refer to page 36 of the 8-K disclosure filed on 01/14/15.

3. 2015E CFADS based on 2015E CAFD guidance of $214M plus HoldCo interest payments. 2015E CAFD guidance includes the impact of future drop downs and excludes any incremental financing associated with the remaining 2015 drop downs. For a reconciliation of 2015E CAFD please refer to page 37 of the 8-K disclosure filed on 01/14/15.

4. Approximately 70% of SunEdison’s leads and pipeline are located in TerraForm markets.

TERP Corporate Structure

Corporate governance drives Sponsor alignment for growth and TERP independence

Governance

- Nine directors, four of which are independent
- Corporate Governance and Conflicts Committee reviews all material transactions with SunEdison
- CGCC composed of independent directors
- Management and administration services provided by or under the direction of our Sponsor under the Management Services Agreement
- Class B common stock holds 10x voting rights. Pro forma for the transaction SunEdison will control 91% of voting rights



Public Investors
Management
R/C US Solar Investment (Riverstone)
SunEdison
Class A Common Stock
41%
Class A Common Stock
4%
Class B Common Stock
50%
Class B1 Common Stock
5%
IDRs
Class B Units
Class B1 Units
TerraForm POWER
Sole Managing Member Class A Units
TerraForm Power, LLC
100%
TerraForm Power Operating, LLC
New $550M RCF
New $800M USD Senior Notes
100%
100%
100%
Project HoldCo A
Project HoldCo B
Project HoldCo C
Project Companies A
Project Companies B
Project Companies C
$884M project debt(1)

Note: Simplified corporate structure does not reflect all project subsidiaries. Ownership percentages pro forma for 12 million shares issued in public equity follow-on offering priced on January 15, 2015, as well as for the exercise of the overallotment option.
1. For a reconciliation of non-recourse project-level indebtedness, please refer to page 40 of this presentation.

TerraForm POWER

10

TerraForm Increased Scale Since IPO

Acquisitions and drop downs since IPO have significantly increased TERP’s scale

% Increase

@ IPO

Drop Downs

July 2014

Total MW 808 MW 1,507 MW 86%

Call Right Pipeline(1) 1.1 GW 3.3 GW 202%

2015 Run-Rate Adjusted $193M $326M 69%

EBITDA

2015 Run-Rate CFADS $113M(2) $219M 94%

Project Level Debt / 2015

Run-Rate Adjusted 4.5x 2.7x

EBITDA(3)

Dividend Guidance $0.90 $1.30 44%

Long-Term 15% 24% 60%

Dividend Growth Target

1. TerraForm also has a 6-year right of first offer on other projects that SunEdison develops in the U.S., Canada, the U.K. and Chile.

2. Reflects $107M 2015 CAFD plus $3M Term Loan amortization and ~$3M HoldCo operating expenses paid to SunEdison under the management services agreement. el indebtedness, please refer to page 40 of this presentation.

Strong Track Record of Execution

Since IPO Execution

Install

189 MW 32 157 MW MW expected reached to COD achieve since COD IPO by 2Q 2015

Closed the following drop downs ahead of schedule:

Drop Downs

Two U.K. utility scale solar assets (50 MW combined)

76 MW

US DG solar assets (26 MW)

Acquired portfolio of US DG assets from Capital Dynamics and Hudson

Third Party M&A Energy Solar (103 MW combined)

Announced agreement to acquire First Wind (521 MW)

624 MW

Expected to close 1Q 2015, all regulatory approvals received

New Global Platform First Wind portfolio includes 500 MW of wind assets

Wind Doubled addressable renewable market by diversifying into wind

Chile: CAP 101 MW

Section 2: Our Portfolio

Focus on High Quality Energy Markets and Customer Segments

TerraForm's Core Market Criteria

1. High quality offtakers
2. High growth energy markets and segments
3. Favorable regulatory markets and strong rule of law
4. Stable market structures that have reached or have potential to reach grid parity

TerraForm Pro Forma Assets[1]



U.S. 1,206 MW
OR
NV
CA
AZ
CO
NM
HI
VT
ME
NY
MA
CT
NJ
MD
OH
NC
GA
FL
PR
Chile 101 MW
Chile
Copiapo
(Atacama
Desert)
Wiltshire
UK
Ampney
Crucis
Bristol
Pembrokeshire
Crundale
Cornwall
Devon
Hamps
Kent
Fairwinds
Canada
Ontario
Canada 38 MW
U.K. 162 MW

Note: Symbols on maps may represent several asset locations.
1. Pro forma for the First Wind acquisition.

15

First Wind Transaction Snapshot

Attractive Transaction Economics, Combined with Conservative Financing

Operating Assets Acquired 500 MW wind / 21 MW solar

# of Assets(1) 16

Enterprise Value $862M

Adjusted EBITDA 2015E $91M

CFADS 2015E $72.5M

Asset Locations ME, NY, HI, VT and MA

Pro forma for the acquisition, the operating assets will have no project-level debt

1. MA Solar Project is composed of four separate locations.

2. Annual run rate guidance.

First Wind Operating Assets

First Wind's diversified and contracted portfolio is complementary to TERP's contracted solar portfolio

	Physical Characteristics				Contracts	Offtaker Name	Off-taker Credit Rating	
	Name	State	Gross Size (MW)	COD	Remaining Contract Life	Offtaker	Moody's	S&P
Solar	MA Solar[1]	MA	21.1	2014	24	Various municipalities and universities	A1	A+
HI	KWP I	HI	30.0	2006	12	Maui Electric Company	NR	BBB-
HI	KWP II	HI	21.0	2012	18	Maui Electric Company	NR	BBB-
HI	Kahuku	HI	30.0	2011	16	Hawaiian Electric Company	Baa1	BBB-
Northeast	Mars Hill[2]	ME	42.0	2007	<1	New Brunswick Power	Aa2	A+
Northeast	Steel Winds I and II	NY	35.0	2007/2012	5	Morgan Stanley	Baa2	A-
Northeast	Cohocton	NY	125.0	2009	6	Citigroup Energy	Baa2	A-
Northeast	Stetson I	ME	57.0	2009	5	Exelon Generation	Baa2	BBB
Northeast	Stetson II	ME	25.5	2010	5/11	Exelon Generation / Harvard University	Baa2/NR	BBB/NR
Northeast	Rollins	ME	60.0	2011	17/17	Central Maine Power / Bangor Hydro Electric	A3/NR	BBB+/NR
Northeast	Sheffield	VT	40.0	2011	7/17/17	Various municipalities and utilities	NR	NR
Northeast	Bull Hill	ME	34.5	2012	13	NSTAR Electric	Baa1	A-
	Total		521.1		10			

Significant Increase to TERP's Operating Platform

Long-Term Contracted Portfolio Profile

Location (by MW)


VT 8%
MA 3%
HI 15%
ME 42%
NY 31%

Contract Length (by MW)


>19 3%
0–4 8%
15–19 22%
5–9 50%
10–14 17%

COD (by MW)


2012 13%
2014 4%
2006 6%
2007 12%
2011 25%
2009 35%
2010 5%

TERP's portfolio will have ~16 years weighted average remaining contract life, pro forma for First Wind

1. The counterparty credit rating represents a weighted average credit rating of the rated project's offtakers. The percentage of rated counterparties of the MA Solar project is 39%.
2. First Wind is currently negotiating extension of PPA.

TerraForm POWER

17

High Quality Operating Portfolio

Location

Canada

2%

Chile

7%

UK

11%

US

80%

Assets located in attractive power markets

Generation Type

Wind

33%

Solar

67%

Diversification into wind

Asset Age S&P Counterparty Rating Remaining Contract Length

>5 Years NR AA+ AA AA- 0–5 Years

7% BBB- 6% <1% 1% <1% A+ 20+ Years 7%

12% 12% 22% Years 6–10

13%

2-5 Years BBB

26% 7% A

20%

11–15

BBB+ Years

<2 Years 12% 16–20 19%

67% Years

39%

A-

30%

Most projects are <2 years old, with average 30-year expected asset life

High quality average credit rating of A-

Average remaining PPA life of 16 years

Note: Pro forma for First Wind acquisition as of 09/30/2014. Weighted by MW.

Increased Diversification by Project

The transaction further enhances TERP’s already diversified cash flow profile

% CFADS by Project at IPO

230 individual project sites

Mt. Signal

Other (1) 18%

25%

Project 1

10%

Project 9

4%

Project 8

4% Project 2

10%

Project 7

5%

Project 6 Project 3

6% 6%

Project 5 Project 4

6% 6%

% Pro Forma CFADS by Project

409 individual project sites

Mt. Signal

10%

Other (2) Capital

29% Dynamics(3)

10%

Project A

8%

Project B

Project K 7%

3%

Project J

3% Project C

6%

Project I Project H

3% 3% Project E Project D

Project G Project F 4% 6%

4% 4%

Total CFADS = $114.3M

1. Represents 13 projects / portfolios with less than 4% CFADS contribution.

2. Represents 25 projects / portfolios with less than 3% CFADS contribution.

3. Portfolio consists of 39 projects in 4 distinct funds.

Total 2015 Run-Rate CFADS = $219.4M

USA: KWP I 30 MW

Section 3: Key Growth Drivers

Multiple Pillars Drive Visible Growth

Growth Pillars		Drivers	
1 Sponsor Drop Downs	Projected FTM CAFD Commitment $175M	Call Right Projects 1.7 GW	Supporting High CAFD Growth
	+ First Wind Pipeline CAFD of $221M(1)	Call Right Projects 1.6 GW	
	+ ROFO 6 years	~10.7 GW of visibility(2)	
2 Third Party M&A	+ Third Party Acquisitions (624 MW of operating assets acquired from third parties in 5 months since IPO)	Broadening developer network (e.g., First Wind) and financing sources (e.g., First Reserve)	

1. Represents unlevered CAFD.
2. Includes Call Right projects.

TerraForm POWER

21

1 SunEdison’s Organic Development Engine

Produces Visibility into 10.7 GW of Growth

First Wind pipeline SUNE pipeline Conversion Weighted

First Wind pipeline SUNE pipeline

~3.0 GW

6.0

~3.2 GW

0.4

10.7 GW

23.9

~1.9 GW

7.6 0.5

1.1 ~2.6 GW

2.7

1.8

Leads Qualified Leads Pipeline Backlog

Ex. Backlog

(1)

10% 40% 60% 90% Conversion %

Cycle Time

Utility-scale Solar / Wind 12 – 36 months

DG 6 – 12 months

Pro Forma Highlights

Visibility into ~44 GW of projects

First Wind adds 8.0 GW

1.6 GW of near-term pipeline, including 1.1 GW backlog

Expected conversion is up 4.7 GW versus IPO

SunEdison conversion weighted development opportunity has increased by more than 75% since IPO

1. Conversions based on SunEdison’s historical conversion rates from each category.

1 Committed Drop Down Inventory of 3.3 GW

SunEdison

Project	COD	Fuel Type	MW
Ontario 2015 Projects	2015–2016	Solar	16
UK Projects #1-13	2015	Solar	179
Chile Project #1	2015	Solar	42
US DG 2015 Projects	2015	Solar	119
Chile Project #2	2016	Solar	94
US AP North Lake I	2015	Solar	24
US Bluebird	2015	Solar	8
US River Mountains Solar	2015	Solar	18
US Kingfisher	2015	Solar	7
US Western Project #1	2016	Solar	156
US Island Project #1	2016	Solar	65
US Southwest Project #1	2016	Solar	100
US Utah Project #1	2016	Solar	163
US California Project #1	2016	Solar	55
Tenaska Imperial Solar Energy Ctr. West	2016	Solar	73
US California Project #2	2016	Solar	46
US DG 2016 Projects	2016	Solar	55
US California Projects #3-4	2016–2019	Solar	516
			1,734

+

firstwind

Project	COD	Fuel Type	MW
Mililani Solar I	2015	Solar	26
Seven Sisters	2015	Solar	23
Kawailoa Solar	2016	Solar	65
Waiawa	2016	Solar	61
Mililani Solar II	2016	Solar	20
Four Brothers	2016	Solar	400
South Plains	2015	Wind	200
Oakfield	2015	Wind	148
South Plains II	2015	Wind	150
Bingham	2016	Wind	185
Hancock	2016	Wind	51
Weaver	2017	Wind	74
Rattlesnake	2017	Wind	62
Route 66 II	2017	Wind	100
Bowers	2017	Wind	48
			1,611

Pro Forma Drop Down Inventory : 3.3 GW

MW by Expected COD Year (%)



2017-2019 20%
2015 28%
2016 52%

MW by Country (%)



UK 5%
Chile 4%
Canada < 1%
US 90%

Note: Represents MW-ac for wind assets, MW-dc for solar assets.

TerraForm Power

23

2	Renewable Energy Market Opportunity

Strong Market Fundamentals + Acquisition Opportunities

Global Renewables Growth

GW

CAGR 16%

60 56

47 51 35

72

54 62

39 47

2013 2014 2015 2016 2017 Solar Wind

SunEdison ranked #1 in 2013 US PV installs in DG

Entry into wind doubles potential addressable market

Wind is the lowest LCOE generation source at $.04—$.08 / kWh(1)

Global Installed Wind & Solar >550 GW

TERP Current

Markets

~115 GW

Rest of World

~240 GW

Other OECD Countries ~200 GW(2)

TerraForm able to acquire projects in core markets

Wind will significantly increase TERP’s acquisition opportunities

624 MW of new capacity closed or signed by TerraForm since IPO from third parties

Source: IHS and GTM Research

1. Lazard research estimates.

2. Includes only European markets.

2 Distributed Generation Market Opportunity

Overview

- Distributed Generation is the fastest growing PV segment
- Highly fragmented nature of the sector creates significant growth opportunities
- Stronger economics vs. utility-scale opportunities
  - Distributed solar generation is increasingly competitive against retail electricity rates

2012-2016 Solar Market Growth Comparison


22%
39%
44%
Utility Growth
C&I Growth
Residential Growth

Source: Bloomberg New Energy Finance

DG Contribution

- TerraForm currently owns 263 MW of DG solar, contributing 27% of CAFD[(1)]
- The acquired Hudson and Capital Dynamics portfolios are comprised of 100% DG projects
- Acquisition further solidifies TerraForm's position as market leader in distributed solar
  - SunEdison ranked #1 in PV installs in the Commercial & Industrial segment in 2013[(2)]
- Leadership position supported by people, capital and scalable platform
  - Drives higher than market growth rates

Pro Forma by MW


DG
17%
Utility(3)
83%

Pro Forma by 2015 CAFD


DG
27%
Utility(3)
73%

1. Pro forma for First Wind acquisition.
2. Source: GTM Research, US PV Leaderboard.
3. Includes both solar and wind utility-scale assets.

25

2	Representative Third Party Acquisitions

TERP acquired Mt. Signal at IPO and has signed or acquired 624 MW of operating solar and wind assets from third parties since IPO

Mt. Signal

@IPO “Small” “Medium” “Large” Total

@IPO “Small” “Medium” “Large” Total

Size 266 MW 26 MW 78 MW 521 MW 890 MW

# of Power Plants 1 101 39 16 157

Locations CA MA, NJ, NY, PA CA, MA, NJ, NY, PA HI, MA, ME, NY, VT U.S.

Generation Type Utility Solar DG Solar DG Solar Utility Wind (500 MW)

Utility Solar (21 MW)

MW–Weighted 24 15 19 10

Remaining PPA Life

MW–Weighted Credit

Rating(1) A / A1 A+ / A1 A- / A3 A- / A3

CAFD $22M(2) $5M(2) $21M $73M $120M

Equity Value N/A $35M(3) $250M $862M $1,147M

Closing Date Closed Closed Closed Pending (Expected

(July 2014) (Nov 2014) (Dec 2014) 1Q 2015)

For Mt. Signal, ratings based on actual counterparty credit rating.

Represents levered CAFD.

Hudson had $20.7M in assumed project debt at the time of acquisition close.

USA: DG 2009-2013 Portfolio of 15.2 MW

Section 4: Key Investment Highlights

Key Investment Highlights

High Quality Cash Flows From Long-Term Contracts

With Creditworthy Offtakers

Increased Scale & Diversity

Improved Financial Profile

Reduced Structural Subordination

Enhanced Liquidity

1 Diverse, Contracted, High-Quality Cash Flows with Creditworthy Counterparties

Portfolio Summary

Project Name	Nameplate Capacity (MW)	Remaining PPA (Years)
Mt. Signal	265.9	24
MA Solar	21.1	24
Atwell Island	23.5	23
US DG Projects 2014	45.4	20
MA Operating	12.2	20
DG 2014 Portfolio 1	23.1	20
DG 2015 Portfolio 2	2.6	20
Regulus Solar	81.6	20
Marsh Hill	18.7	20
SunE Perpetual Lindsay	15.5	20
California Public Institutions	13.5	19
CD DG Portfolio	77.6	19
CAP	101.2	19
Summit Solar Canada	3.8	18
Enfinity	15.7	18
KWP II	21.0	18
SunE Solar Fund X	8.8	17
Rollins	60.0	17
US DG Projects 2009-2013	15.2	16
CalRENEW-1	6.3	16
Kahuku	30.0	16
Hudson Energy	25.5	15
NC Portfolio	26.0	15
Stonehenge	41.1	15
Crundale	37.8	15
Says Court	19.8	15
Crucis Farm	16.1	15
Fairwinds	12.2	15
Norrington	11.2	15
Summit Solar US	19.6	14
Stonehenge Operating	23.6	14
Sheffield	40.0	14
Nellis	14.1	13
Alamosa	8.2	13
Bull Hill	34.5	13
KWP I	30.0	12
Stetson II	25.5	8
Cohoctan	125.0	6
Stetson I	57.0	5
Steel Winds I	20.0	5
Steel Winds II	15.0	5
Mars Hill	42.0	1
Total	1,506.9	

Weighted Average Remaining PPA Life of 16 years[(1)]

Remaining Contract Length



0–5 Years
7%
6–10 Years
13%
11–15 Years
19%
16–20 Years
39%
20+ Years
22%

S&P Counterparty Rating



NR
6%
AA+
<1%
AA
1%
AA-
<1%
A+
12%
A
20%
A-
30%
BBB+
12%
BBB
7%
BBB-
12%

Note: Assumes weighted average of counterparty credit rating for projects that have more than one counterparty.
1. Weighted average calculated based on MWs as of 09/30/2014.

TerraForm POWER
A SunEdison company

29

2	Increased Scale

Operating MW Growth of 143% Since IPO

MW

1,600 521 1,507

1,200

(2)	178

189 800 (1) 619

400

0

IPO Portfolio Project Completion Drop Downs / First Wind Pro Forma Portfolio Closed Acquisitions

MW by Country – Pro Forma Portfolio MW by Country – Call Rights Projects

Chile Canada Chile Canada

2% UK 4% < 1%

7%

5% UK

11%

US

80% US 90%

Pro Forma Portfolio MW: 1,507 Call Right Projects MW: 3,345

Total MW: 4,853

Excludes 189 MW of projects under construction at the time of the IPO.

157 MW completed since IPO. 32 MW remain under construction and are expected to achieve COD by 2Q 2015.

2 Increased Diversity – Operational Footprint

TerraForm will expand its footprint into Maine, Vermont and Hawaii as well as augment its portfolio in Massachusetts and New York

TerraForm Pro Forma Portfolio



Oakfield
Stetson I
Stetson II
Mars Hill
Rollins
Bull Hill
Sheffield
Cohocton
Steel Winds I
Steel Winds II
NY
MA
CT
MA Solar
NJ
MD
OR
CA
NV
CO
AZ
NM
OH
NC
GA
FL
PR
Kahuku
KWP I
KWP II
Canada
Ontario, Canada
UK
Wiltshire
Ampney Crucis
Bristol
Pembrokeshire
Fairwinds
Crundale
Devon
Hamps and Kent
Cornwall
Chile
Copiapo (Atacama Desert)
First Wind Operating (Wind)
First Wind Operating (Solar)
TerraForm IPO Assets + Q4 Acquisitions and Drops

Note: Stars on US Map may represent several asset locations throughout the state.

TerraForm POWER

31

3	Improved Financial Profile

($M unless otherwise noted)

Initial Portfolio @IPO (July 18, 2014)

Current Run-Rate (November 18, 2014)(1)

69% Increase

$326

94% Increase

$219 $193

$113

2015 Run-Rate CFADS 2015 Run-Rate Adjusted EBITDA

1. Pro forma for First Wind.

3 Improved Financial Profile

TerraForm is conservatively capitalized

Pro Forma Capitalization

$000	**Pro Forma 9/30/14**
Mt Signal	$413,464
CAP[1]	212,500
Regulus	135,000
Nellis	46,107
Summit Solar U.S.	24,178
California Public Institutions	17,055
Enfinity	4,890
US Projects 2009-2013	9,477
Hudson Energy	21,000
First Wind[2]	-
Total Project Debt[3][4]	**$883,671**
2015 Run-Rate Adjusted EBITDA	$326,300
Project Debt / 2015 Run-Rate Adjusted EBITDA	**2.7x**
Revolving Credit Facility	-
Senior Notes Due 2023	800,000
Total Holdco Debt	**$800,000**
2015 Run-Rate CFADS	$219,350
Holdco Net Debt / 2015 Run-Rate CFADS[5]	**3.1x**
Consolidated Debt	**$1,683,671**
Total Net Debt / 2015 Run-Rate Adjusted EBITDA[5]	**4.8x**
Market Value[6]	**$3,657,030**
Debt / Total Capitalization	**32%**

Represents 86% of project-level debt

Only $21M of additional project-level debt since IPO

Target of 3.0-3.5x HoldCo leverage

Target of 5.0-5.5x consolidated leverage

1. Excludes VAT facility that was in place during construction and was repaid in 4Q.
2. Assumes First Wind project-level debt is fully refinanced.
3. Also excludes Lindsay and financing lease obligations shown on 9/30/2014 balance sheet, as well as $63.7M of project-level debt for Crundale and Fairwinds, which is expected to be repaid in 2Q 2015.
4. Certain of the project-level financings contain customary distribution tests including debt service coverage ratio tests that range between 1.10 and 1.30x.
5. Net debt figures calculated using $130M of HoldCo cash on hand.
6. Market Value based on share price on 1/15/2015, pro forma for the public equity follow-on offering priced on January 15, 2015.

TerraForm POWER

33

4	Reduced Structural Subordination

Pro forma for the transaction, 75% of TerraForm’s CFADS will come from unlevered projects, enhancing quality of cash flows

Project-Level Debt / Adjusted EBITDA

4.5x

4.5x

3.0x

2.7x

1.5x

0.0x

@ IPO Pro forma

Percentage of CFADS from Unlevered Projects

100.0%

75.0%

75.0%

57.0%

50.0%

25.0%

0.0%

@ IPO Pro forma

Existing project-level debt will continue to decline via scheduled amortization

5	Enhanced Liquidity Position Supports Future Growth

Financial Policy

1	Targeted long-term Holdco leverage = 3.0-3.5x
2	Targeted long-term consolidated leverage = 5.0-5.5x
3	Meaningful liquidity to support growth

Strong Liquidity

($M unless otherwise noted) $335 $605

($75) $215 $130

Cash on Hand Current Revolver Revolver Upsize LC Requirements Liquidity Pro Forma for as of 1/13/2015(1) First Wind Close

Significant flexibility to utilize cash and revolver capacity as funding sources Liquidity financing commitments received:

Revolver size to be increased to $550M from $215M, concurrent with First Wind closing

Does not consider the net proceeds received for the PIPE and the public equity offerings, which will be used to fund part of the First Wind consideration.

USA: Nellis Air Force Base 14 MW

Section 5: Summary

Key Takeaways

1	High Quality Cash Flows From Long-Term Contracts

With Creditworthy Offtakers

2	Increased Scale & Diversity
3	Improved Financial Profile
4	Reduced Structural Subordination
5	Enhanced Liquidity

USA: Stetson Wind I 57 MW

Appendix

Current Portfolio

Asset	MW	Country	Offtaker	Credit Rating S&P Rating	Credit Rating Moody's Rating	Remaining PPA Contract Life
Distributed Generation:						
US DG Projects 2014	45.4	US	Various utilities, municipalities and commercial entities	A+	A1	20
Hudson Energy	25.5	US	Various commercial, residential and governmental entities	A+	A1	15
Summit Solar US	19.6	US	Various commercial and governmental entities	A	A2	14
Summit Solar Canada	3.8	Canada	Ontario Power Authority	A-	Aa1	18
Enfinity	15.7	US	Various commercial, residential and governmental entities	A	A2	18
US DG Projects 2009-2013	15.2	US	Various commercial and governmental entities	BBB+	Baa1	16
California Public Institutions	13.5	US	State of California Department of Corrections	A+	A3	19
MA Operating	12.2	US	Various municipalities	A+	A1	20
SunE Solar Fund X	8.8	US	Various utilities, municipalities and commercial entities	AA	Aa2	17
DG 2014 Portfolio 1	23.1	US	Various commercial and governmental entities	A+	A1	20
CD DG Portfolio	77.6	US	Various utilities, commercial and governmental entities	A-	A3	19
DG 2015 Portfolio 2	2.6	US	Various municipalities	AA-	Aa3	20
Subtotal	263.0					
Utility:						
Mt. Signal	265.9	US	San Diego Gas & Electric	A	A1	24
Regulus Solar	81.6	US	Southern California Edison	BBB+	A2	20
NC Portfolio	26.0	US	Duke Energy Progress	BBB+	A1	15
Atwell Island	23.5	US	Pacific Gas & Electric Company	BBB	A3	23
Nellis	14.1	US	US Government (PPA); Nevada Power Company (RECs)	AA+/BBB+	Aaa/Baa2	13
Alamosa	8.2	US	Xcel Energy	A-	A3	13
CalRENEW-1	6.3	US	Pacific Gas & Electric Company	BBB	A3	16
Marsh Hill	18.7	Canada	Ontario Power Authority	A-	Aa1	20
SunE Perpetual Lindsay	15.5	Canada	Ontario Power Authority	A-	Aa1	20
Stonehenge	41.1	UK	Statkraft AS	A-	Baa1	15
Crundale	37.8	UK	Statkraft AS	A-	Baa1	15
Stonehenge Operating	23.6	UK	Total Gas & Power Limited	NR	NR	14
Says Court	19.8	UK	Statkraft AS	A-	Baa1	15
Crucis Farm	16.1	UK	Statkraft AS	A-	Baa1	15
Fairwinds	12.2	UK	Statkraft AS	A-	Baa1	15
Norrington	11.2	UK	Statkraft AS	A-	Baa1	15
CAP	101.2	Chile	Compania Minera del Pacifico (CMP)	BBB-	NR	19
Subtotal	722.8					
Total	**985.8**					

TerraForm POWER a SunEdison company

39

Project Debt Reconciliation

S-1 Balance Sheet to Adjusted Project Debt

$000s

1,200

$1,005 $21

$884

900 ($35) ($14)

($48) ($44)

600

300

0

S-1 B/S Project Hudson CAP VAT Regulus Debt Lindsay Debt Financing Lease PF Adjusted

Debt Energy Repaid in 4Q Repaid Repaid Obligations Project Debt

2014

Reg. G: 2015 Reconciliation of Net Income to Adjusted EBITDA

Year Ending 2015

(In thousands) Run-Rate

Operating Revenues $ 426,500

Operating Costs and Expenses:

Costs of operations 90,700

Depreciation, amortization and accretion 144,400

General and administration (1) 20,000

Total operating costs and expenses 255,100

Operating income 171,400

Interest expense, net 108,900

Income before income tax expense 62,500

Income tax expense 24,300

Net income $ 38,200

Add:

Depreciation, amortization and accretion 144,400

Interest expense, net 108,900

Income tax expense 24,300

Stock base compensation 10,500

Adjusted EBITDA (2) $ 326,300

Reflects all costs of doing business associated with the initial portfolio, including all expenses paid by SunEdison in excess of the payments received under the Management Services Agreement, and stock compensation expense.

Adjusted EBITDA and cash available for distribution are non-GAAP measures. You should not consider these measures as alternatives to net income (loss), determined in accordance with GAAP, or net cash provided by operating activities, determined in accordance with GAAP.

Reg. G: 2015 Reconciliation of Net Income to CAFD

Year Ending 2015

Adjustments to reconcile net income to net cash provided by operating activities

Run-Rate

Net income

$ 38,200

Depreciation, amortization and accretion

144,400

Non-cash items 40,000

Changes in assets and liabilities 4,100

Other (400)

Net cash provided by operating activities

$ 226,200

Adjustments to reconcile net cash provided by operating activities to cash available for distribution:

Net cash provided by operating activities

$ 226,200

Changes in assets and liabilities (4,100)

Deposits into/withdraws from restricted cash accounts

10,300

Cash distributions to non-controlling interests (24,100)

Scheduled project-level and other debt service and repayments (32,200)

Non-expansionary capital expenditures (13,000)

Contributions received pursuant to the Interest Payment Agreement with SunEdison (1)

15,600

Other 3,000

Estimated cash available for distribution $ 181,700

Represents contributions received from SunEdison pursuant to the Interest Payment Agreement. These contributions are recurring for three years from the date of IPO.